Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
          Revolving Home Equity Loan Asset Backed
                     Certificates - Series 1996-2
 P & S Agreement Date:           November 1, 1996
  Original Settlement Date:          November 26,
                                             1996
         Series Number of Class A-1 Certificates:
                                        441919AK3

  Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                       07/20/99

Investor Certificateholder Floating Allocation             94.39%
Percentage
Investor Certificateholder Fixed Allocation                97.32%
Percentage

Aggregate Amount of  Collections                    15,781,950.80
     Aggregate Amount of  Interest Collections       3,882,710.78
     Aggregate Amount of  Principal Collections     11,899,240.02

Class A Interest Collections                         3,664,919.42
Class A Principal Collections                       11,328,363.16
Seller Interest Collections                            217,791.36
Seller Principal Collections                           570,876.86

Weighted Average Loan Rate                                 13.03%
Net Loan Rate                                              12.03%

Weighted Average Maximum Loan Rate                         18.86%

Class A-1 Certificate Rate                                5.1638%
Maximum Investor Certificate Rate                        12.0300%
Class A-1 Certificate Interest Distributed           1,335,213.13
Class A-1 Investor Certificate Interest Shortfall            0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00









Maximum Principal Dist. Amount (MPDA)               11,580,126.20
Alternative Principal Dist. Amount (APDA)           11,328,363.16
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)     11,328,363.16

Principal  allocable to Class A-1                   11,328,363.16

SPDA deposited to Funding Account                            0.00
Subsequent Funding Mortgage Loans Purchased in               0.00
Period
Cumulative Subsequent Funding Mortgage Loans       135,722,113.20
Purchased


Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No
Loss Trigger hit?                                              No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          725,347.91
Amount


Cumulative Investor Liquidation Loss Amount            725,347.91

Total Principal allocable to A-1                    12,053,711.07


Beginning Class A-1 Certificate Principal Balance  320,988,807.15

Ending Class A-1 Certificate Principal Balance     308,935,096.08




Pool Factor (PF)                                        0.3979210

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       07/20/99

Retransfer Deposit Amount (non 2.07 transfers)               0.00
Servicing Fees Distributed                             270,808.51
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Number of Mortgage Loans Retransferred pursuant                 0
to 2.07
Cumulative Number of Mortgage Loans Retransferred               0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)            0.00
Cumulative Mortgage Loans Retransferred pursuant             0.00
to 2.07 ($)

Aggregate Investor Liquidation Loss Amount             725,347.91
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             344,281,878.31
Ending Pool Balance                                332,184,411.04
Beginning Invested Amount                          324,970,211.15
Ending Invested Amount                             312,916,500.08
Beginning Seller Principal Balance                  19,311,667.16
Ending Seller Principal Balance                     19,267,910.96
Additional Balances                                    570,876.86

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase            0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans               $0.00
Purchased in Period
Principal Collections to purchase Additional                $0.00
Balances and/or paid to Cert.

Investment Earnings on Funding Account                      $0.00

Excess Funding Amount                                       $0.00







Beginning Spread Account Balance                     2,786,983.00
Ending Spread Account Balance                        2,786,983.00

Beginning Seller Interest                                   5.61%
Ending Seller's Interest                                    5.80%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                            787
   60 - 89 days (Del Stat 2)                        26,533,753.84
     No. of Accounts                                          197
     Trust Balance                                   7,081,286.52
   90+ (Del Stat 3+)
     No. of Accounts                                          397
     Trust Balance                                  13,459,334.17
   REO
     No. of Accounts                                           73
     Trust Balance                                   2,718,784.49

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       07/20/99

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           788,668.22
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   4.92%


Total  Available Funds
     Aggregate Amount of Collections                15,781,950.80
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Funding Account                0.00

     Total                                          15,781,950.80


Application of Available Funds
     Servicing Fee                                     270,808.51
     Prinicpal and Interest to Class A-1            13,388,924.20

     Seller's portion of Principal and Interest        788,668.22
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                 1,333,549.87
     Total                                          15,781,950.80








OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       07/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            94.3907%
Percentage
Class A Certificateholder Fixed Allocation               97.3182%
Percentage

Beginning Class A-1 Certificate Balance            320,988,807.15


Class A-1 Certificate Rate                              5.163750%

Class A-1 Certificate Interest Distributed               1.719809

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed             15.525670

   Maximum Principal Distribution Amount                14.915674
   Scheduled Principal  Distribution Amount             14.591392
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.934278
Distributed

Total Amount Distributed to Certificateholders          17.245479

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               308,935,096.08


Class A-1 Factor                                        0.3979210

Pool Factor (PF)                                        0.3979210

Unreimbursed Liquidation Loss Amount                           $0
Accrued Interest on Unreimbursed Liquidation Loss              $0
Amount
Accrued & Unpaid Interest on Unreimbursed                      $0
Liquidation Loss Amount

Class A Servicing Fee                                  270,808.51

Beginning Invested Amount                          324,970,211.15
Ending Invested Amount                             312,916,500.08
Beginning Pool Balance                             344,281,878.31
Ending Pool Balance                                332,184,411.04

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       07/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                          787
     Trust Balance                                  26,533,753.84

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          197
     Trust Balance                                   7,081,286.52

   90+ (Del Stat 3+)
     No. of Accounts                                          397
     Trust Balance                                  13,459,334.17

   REO
     No. of Accounts                                           73
     Trust Balance                                   2,718,784.49

Aggregate Liquidation Loss Amount for Liquidated       663,767.41
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00
     Cumulative No. of Accounts                          4,332.00
     Cumulative Trust Balance                      135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                      0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                         0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07            0.00
($)
    Cumulative Mortgage Loans Retransferred                  0.00
pursuant to 2.07 ($)